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                                                                   EXHIBIT 10.10

                               ALTERA CORPORATION
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                         DEFERRED COMPENSATION AGREEMENT


1. I acknowledge that the terms and conditions of the Altera Corporation Nonqualified Deferred Compensation Plan ("Plan") have been explained to me, including the tax consequences of my decision to participate in the Plan.

2. I agree to defer all or a portion of my current income, and to have that income paid to me at a later date pursuant to the terms and conditions of the Plan, which are incorporated by reference, in their entirety, in this Agreement. NOTE: ACTUAL BENEFITS PAYABLE UNDER THE PLAN MAY BE GREATER OR LESS THAN AMOUNTS DEFERRED DEPENDING ON THE EARNINGS OR LOSSES THAT ARE CREDITED TO THE PARTICIPANT'S ACCOUNT IN ACCORDANCE WITH THE PLAN.

3. I acknowledge that under the terms of the Plan, no payments can be made in the event Altera Corporation is Insolvent (as defined in the Plan).

4. I understand that this Agreement is not an employment agreement, does not guarantee that I will receive any predetermined amount of compensation, and does not guarantee that I will receive any bonus. I further understand that nothing in this Agreement alters the at-will nature of my employment.

5. I understand that any income I defer will be held as an asset of Altera Corporation and will remain subject to the claims of the general creditors of Altera Corporation.

6. I understand that the Retirement Plans Committee has the sole discretionary authority to administer the investment of funds deferred under the Plan and to review from time to time such investments consistent with proper Plan administration.

7. I understand that all applicable taxes and any elective deferrals (e.g., ESPP, 401(k), medical insurance premiums, etc.) will be deducted from my paycheck (including my salary, any bonus, and incentive payments) prior to deferrals being made to the Plan. THEREFORE, I UNDERSTAND THAT THE PERCENTAGE OF GROSS SALARY, BONUS, AND INCENTIVE PAYMENTS I ELECT TO DEFER MAY NOT RESULT IN A NEGATIVE PAYCHECK BALANCE AFTER ALL SUCH DEDUCTIONS HAVE BEEN MADE.

8. I understand that I may only contribute up to 65% of my gross salary and any incentive payments and up to 80% of any future bonus if I also participate in the Altera Corporation Savings and Retirement (401(k)) Plan. IF I ELECT TO DEFER 100% OF MY SALARY, ANY FUTURE BONUS, OR ANY INCENTIVE PAYMENT (AFTER ALL APPLICABLE PAYROLL DEDUCTIONS HAVE BEEN
        MADE), I UNDERSTAND THAT I MAY NOT PARTICIPATE IN THE ALTERA CORPORATION SAVINGS AND RETIREMENT (401(k)) PLAN.



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9.      _____   I AM ENROLLING IN THE PLAN AS A NEW PARTICIPANT.
                (Please complete Sections A, B, C, D and E below as applicable.)

        _____ I AM A PARTICIPANT MAKING MY OPEN ENROLLMENT ELECTIONS FOR THE FOLLOWING CALENDAR YEAR. (You must complete Section A below. Complete all other applicable Sections based on any other desired changes you wish to make. All elections that are not changed will remain in effect based on your Agreement on file with the company or its administrator.)

        _____ I AM A PARTICIPANT MAKING CHANGES TO MY CURRENT ELECTIONS. (Please complete Sections B, C, D and E below as applicable based on your desired changes. All elections that are not changed will remain in effect based on your Agreement on file with the company or its administrator.)


A. DEFERRAL ELECTION PERCENTAGE (May only be completed if you are initially enrolling in the plan as a participant or you are a participant making your Open Enrollment elections for the following calendar year.)

        1.  Salary (please choose one of the following):
                                  ---

        _____   I elect to defer _____% (not to exceed 65%) of gross salary; or

        _____ I elect to defer 100% of my salary after all applicable payroll deductions have been made; I understand that I may not participate in the Altera Corporation Savings and Retirement (401(k)) Plan; or

        _____   I elect not to defer any salary.

        2. Any Future Bonus (please choose one of the following):
                                           ---

        _____   I elect to defer _____% (not to exceed 80%) of any future bonus;
                or

        _____ I elect to defer 100% of any future bonus after all applicable payroll deductions have been made; I understand that I may not participate in the Altera Corporation Savings and Retirement (401(k)) Plan; or

        _____   I elect not to defer any future bonus.

        3.  Any Incentive Payments (please choose one of the following):
                                                  ---

        _____ I elect to defer _____% (not to exceed 65%) of any incentive payments; or


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        _____   I elect to defer 100% of any incentive payments after all
                applicable payroll deductions have been made; I understand that I may not participate in the Altera Corporation Savings and Retirement (401(k)) Plan; or

        _____   I elect not to defer any incentive payments.

        THE FOLLOWING TWO ELECTIONS APPLY ONLY TO ALTERA CORPORATION BOARD OF DIRECTORS

        4.  Board of Directors Retainer (please choose one of the following):
                                                       ---

        _____ I elect to defer _____% (not to exceed 65%) of my Board of Directors Retainer; or

        _____   I elect not to defer any Board of Directors Retainer.

        5. Compensation paid for attendance at Board of Directors Meetings and subcommittee meetings (please choose one of the following):
                                             ---

        _____ I elect to defer _____% (not to exceed 65%) of my compensation paid for attendance at Board of Directors Meetings and subcommittee meetings; or

        _____ I elect not to defer any compensation paid for attendance at Board of Directors Meetings and subcommittee meetings.

I understand that I may not discontinue or change my deferral election percentage of future Compensation at any time during the year, but that I may make changes in the Agreement at the beginning of the succeeding calendar year after I have notified Altera Corporation in writing of the change I desire.

B.      DISTRIBUTION EVENT

I understand that all vested amounts held for my benefit under the Plan shall begin to be distributed upon the occurrence of a "Distribution Event" (described below), subject to earlier distribution upon written notice to the Company (subject to a 10% penalty) or Hardship Withdrawal, as described in the Plan.

        Distribution of vested amounts held for my benefit under the Plan should commence pursuant to the following choice (select one):

               _____ Specific date __________________________ or age ______ (not to exceed 70), without regard to termination of employment*; or

               _____ Earlier of:

                     _____ (i) specific date ____________________________ or age
                     _____ (not to exceed 70)*, or



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                      _____ (ii) termination of employment; or

               _____  Termination of employment.

* I understand that actual payout of assets starts within 105 days after the end of the calendar year in which my specified Distribution Event (including specific date or age) occurs. I understand further that I may not make further deferrals to the Plan while I am receiving a distribution of benefits from the Plan.

I understand that the Distribution Event specified above may be changed at any time during my Plan participation as long as such change occurs at least one year prior to the newly-specified Distribution Event provided, however, that no such change shall be given effect if I terminate my services to the Company (either voluntarily or involuntarily) within one (1) year of such change.


C. METHOD OF PAYMENT (ONE METHOD MUST BE CHECKED IN ORDER FOR THIS TO BE A VALID AGREEMENT)

I elect that the payment of all vested amounts due me under this Agreement and the Plan shall be made in the following manner:

        _____  One single lump sum payment.

        _____ Annual installments equal to 1/n of the assets on deposit in the Trust credited to my account, where n is the number of installments remaining to be paid. I hereby elect _____ annual payments (not to exceed 10 years), upon my elected Distribution Event.

        _____ Annual installments equal to a specified % of the vested assets credited to my account under the Trust. I hereby elect _____ annual payments (not to exceed 10 years). Please indicate the installment % by year in the space provided below. NOTE:
               Installment percentages must be in 5% increments and are subject to a 5% minimum percentage.


                       Year            %
                       ----           ----
                        1
                                      ----
                        2
                                      ----
                        3
                                      ----
                        4
                                      ----
                        5
                                      ----
                        6
                                      ----
                        7
                                      ----
                        8
                                      ----
                        9
                                      ----
                       10
                                      ----



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I understand that my elected method of distribution can be changed up to 90 days prior to the Distribution Event specified above; provided, however, that no such change shall be given effect if I terminate my services to the Company (either voluntarily or involuntarily) during the 90-day period following such change.

I understand further that my elected method of distribution may be modified by Altera Corporation at any time prior to my termination of employment, provided that any such modification that impairs my rights under this Agreement and the Plan shall be subject to my consent.


D.      SPECIAL ELECTION FOR DISTRIBUTION AT DEATH

By checking the box below, I elect to have a lump sum paid to my beneficiary, constituting the remainder of my interest under the Plan in the event I should die before all amounts payable to me under the Plan have been paid, notwithstanding my elections under B and C above. (NOTE: IF NO BOX IS CHECKED, DISTRIBUTION AT DEATH WILL OCCUR IN ACCORDANCE WITH YOUR ELECTIONS UNDER B AND C ABOVE.)

        [ ]    I hereby elect a lump sum distribution at death.

        [ ] Annual installments equal to 1/n of the assets on deposit in the Trust credited to my account, where n is the number of installments remaining to be paid. I hereby elect _____ annual payments (not to exceed 10 years) at death.

        [ ] Annual installments equal to a specified percentage of the vested assets credited to my account under the Trust. I hereby elect _____ annual payments (not to exceed 10 years) at death. Please indicate the installment percentage by year in the space provided below. NOTE: Installment percentages must be in 5% increments and are subject to a 5% minimum percentage.


                       Year            %
                       ----           ----
                        1
                                      ----
                        2
                                      ----
                        3
                                      ----
                        4
                                      ----
                        5
                                      ----
                        6
                                      ----
                        7
                                      ----
                        8
                                      ----
                        9
                                      ----
                       10
                                      ----


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I UNDERSTAND THAT IF I MAKE THIS ELECTION, SUCH ELECTION SUPERSEDES MY ELECTIONS
IN B AND C ABOVE IN THE EVENT OF MY DEATH.






E.      DESIGNATED BENEFICIARY

I designate the following beneficiary to receive the remainder of my interest under the Plan in the event that I should die before all amounts payable to me under the Plan have been paid. I understand that I may change this Designated Beneficiary at any time on written notice to Altera.

_____ Please follow the Beneficiary Election on file for the Altera Corporation Savings and Retirement (401(k)) Plan.

                             OR

PRIMARY BENEFICIARY(ies):
Name_____________________Relationship____________Birth Date_________ Share_____%
Name_____________________Relationship____________Birth Date_________ Share_____%

CONTINGENT BENEFICIARY(ies):
Name_____________________Relationship____________Birth Date_________ Share_____%
Name_____________________Relationship____________Birth Date_________ Share_____%

The foregoing Election is voluntarily made by me after reviewing the terms of the Plan and with knowledge that this Election is irrevocable until changed in accordance with the terms of the Plan.


                                                   Agreed:
--------------------------------------------
(Participant Signature)
                                                   ALTERA CORPORATION

--------------------------------------------
(Print Name)
                                                   By
--------------------------------------------          --------------------------
(Social Security Number)


--------------------------------------------       -----------------------------
(Date)                                                    (Date)


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If your spouse is not named as your sole beneficiary, your spouse's consent must be notarized below.


--------------------------------------------       -----------------------------
(Spouse Signature)                                        (Date)


--------------------------------------------       -----------------------------
(Notary)                                                  (Date)



    RETURN THE COMPLETED DEFERRED COMPENSATION AGREEMENT IN IT'S ENTIRETY TO
                         ALTERA'S BENEFITS DEPARTMENT.